Exhibit 99.1 Virtual Investors’ Day November 12, 2020Exhibit 99.1 Virtual Investors’ Day November 12, 2020

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward- looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2019 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk of existing or potential litigation or regulatory action arising from the previously announced SEC and internal investigations and their findings; (ii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting and the impact of the same; (iii) potential reputational damage that the Company has or may suffer as a result of the findings of the investigations; (iv) general worldwide economic conditions and related uncertainties; (v) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (vi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (vii) the reliability of our supply chain; (viii) our ability to meet obligations under our material agreements; (ix) the duration of decreased demand for our products; (x) whether or when the demand for procedures involving our products will increase; (xi) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and equity capital to fund its operations and pay its obligations as they become due, and the terms on which external financing may be available, including the impact of adverse trends or disruption in the global credit and equity markets; (xii) our financial position and results, total revenue, product revenue, gross margin, and operations; (xiii) failure to realize, or unexpected costs in seeking to realize, the expected benefits of the recent Holo Surgical, Inc. (“Holosurgical”) acquisition, including the failure of Holosurgical’s products and services to be satisfactorily developed or achieve applicable regulatory approvals or as a result of the failure to commercialize and distribute its products; (xiv) the failure to effectively integrate Holosurgical’s operations with those of the Company; (xv) the failure to retain key personnel of Holosurgical; (xvi) the number of shares and amount of cash that will be required in connection with any post-closing milestone payments, including as a result of changes in the trading price of the Company’s common stock and their effect on the amount of cash needed by the Company to fund any post-closing milestone payments in connection with the acquisition; (xvii) the effect of the transaction on relationships with customers, suppliers and other third parties; (xviii) the diversion of management time and attention on the transaction and subsequent integration; (xix) the effect and timing of changes in laws or in governmental regulations; (xx) risks resulting from the Company’s reduced cash levels as a result of the recent redemption of Series A Convertible Preferred Stock; and (xi) other risks described in our public filings with the SEC. These factors should be considered carefully, and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting Surgalign’s website at www.surgalign.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward- looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2019 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) the risk of existing or potential litigation or regulatory action arising from the previously announced SEC and internal investigations and their findings; (ii) the identification of control deficiencies, including material weaknesses in internal control over financial reporting and the impact of the same; (iii) potential reputational damage that the Company has or may suffer as a result of the findings of the investigations; (iv) general worldwide economic conditions and related uncertainties; (v) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (vi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (vii) the reliability of our supply chain; (viii) our ability to meet obligations under our material agreements; (ix) the duration of decreased demand for our products; (x) whether or when the demand for procedures involving our products will increase; (xi) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and equity capital to fund its operations and pay its obligations as they become due, and the terms on which external financing may be available, including the impact of adverse trends or disruption in the global credit and equity markets; (xii) our financial position and results, total revenue, product revenue, gross margin, and operations; (xiii) failure to realize, or unexpected costs in seeking to realize, the expected benefits of the recent Holo Surgical, Inc. (“Holosurgical”) acquisition, including the failure of Holosurgical’s products and services to be satisfactorily developed or achieve applicable regulatory approvals or as a result of the failure to commercialize and distribute its products; (xiv) the failure to effectively integrate Holosurgical’s operations with those of the Company; (xv) the failure to retain key personnel of Holosurgical; (xvi) the number of shares and amount of cash that will be required in connection with any post-closing milestone payments, including as a result of changes in the trading price of the Company’s common stock and their effect on the amount of cash needed by the Company to fund any post-closing milestone payments in connection with the acquisition; (xvii) the effect of the transaction on relationships with customers, suppliers and other third parties; (xviii) the diversion of management time and attention on the transaction and subsequent integration; (xix) the effect and timing of changes in laws or in governmental regulations; (xx) risks resulting from the Company’s reduced cash levels as a result of the recent redemption of Series A Convertible Preferred Stock; and (xi) other risks described in our public filings with the SEC. These factors should be considered carefully, and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting Surgalign’s website at www.surgalign.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

Terry Rich President & Chief Executive Officer 3Terry Rich President & Chief Executive Officer 3

Today’s Agenda Vision and Strategy — Terry Rich, CEO Functional Overviews - Products and Innovation — Doug Bireley, EVP, Marketing and R&D - Research, Clinical Affairs, Surgeon Education: G. Bryan Cornwall PhD, EVP, Research & Clinical Affairs - Commercial Strategy — Scott Durall, CCO & Enrico Sangiorgio, EVP, International - The promise of Holosurgical — Kris Siemionow M.D. PhD, Chief Medical Officer Summary — Jon Singer, CFO & COO Q&A 4Today’s Agenda Vision and Strategy — Terry Rich, CEO Functional Overviews - Products and Innovation — Doug Bireley, EVP, Marketing and R&D - Research, Clinical Affairs, Surgeon Education: G. Bryan Cornwall PhD, EVP, Research & Clinical Affairs - Commercial Strategy — Scott Durall, CCO & Enrico Sangiorgio, EVP, International - The promise of Holosurgical — Kris Siemionow M.D. PhD, Chief Medical Officer Summary — Jon Singer, CFO & COO Q&A 4

CEO’s View of Surgalign Attracted by several things: - $125M revenue (2019) with broad portfolio to build on - Clean balance sheet to fuel strategic initiatives - Established International platform - Demonstrated ability to drive growth - Ingrained commitment to clinical data - Large, diverse distributor network in place - National account presence with GPO and IDN access th - Top 10 spine Co / 8 largest in Core Therapies - Positioned to take share 5CEO’s View of Surgalign Attracted by several things: - $125M revenue (2019) with broad portfolio to build on - Clean balance sheet to fuel strategic initiatives - Established International platform - Demonstrated ability to drive growth - Ingrained commitment to clinical data - Large, diverse distributor network in place - National account presence with GPO and IDN access th - Top 10 spine Co / 8 largest in Core Therapies - Positioned to take share 5

The Launch of Surgalign We stood Surgalign up on July 20, 2020, with a mission to align with surgeons to improve patient lives by developing and delivering intelligent solutions for spine disorders.  Nine weeks later, announced deal to acquire Holosurgical and its industry-redefining ARAI™ digital surgery platformThe Launch of Surgalign We stood Surgalign up on July 20, 2020, with a mission to align with surgeons to improve patient lives by developing and delivering intelligent solutions for spine disorders.  Nine weeks later, announced deal to acquire Holosurgical and its industry-redefining ARAI™ digital surgery platform st CEO’s Perspective on Progress – 1 90 days Key accomplishments since becoming chief executive in July: Completed separation from OEM and established SRGA as a global pure-play spine company Navigated global COVID-19 business impact Built a world class leadership team Designed New Product Road Map Initiated Salesforce integration Acquired a leading position in the future of digital spine surgery “Advancing the standard of spine care by reimagining what is possible through integrated intelligent technology.” 7st CEO’s Perspective on Progress – 1 90 days Key accomplishments since becoming chief executive in July: Completed separation from OEM and established SRGA as a global pure-play spine company Navigated global COVID-19 business impact Built a world class leadership team Designed New Product Road Map Initiated Salesforce integration Acquired a leading position in the future of digital spine surgery “Advancing the standard of spine care by reimagining what is possible through integrated intelligent technology.” 7

Surgalign Strategic Pillars Organically develop Acquire to drive Build and optimize new high-value clinically differentiation and scale, a global spine validated solutions that and add enabling infrastructure and will enhance standard technologies organization of careSurgalign Strategic Pillars Organically develop Acquire to drive Build and optimize new high-value clinically differentiation and scale, a global spine validated solutions that and add enabling infrastructure and will enhance standard technologies organization of care

STRATEGIC DRIVERS: WIN BY IMPROVING PATIENT OUTCOMES Embrace and partner with surgeon thought leaders Harness transformative, clinically-validated innovation Differentiate core and biomaterials products Lead the way in digital surgerySTRATEGIC DRIVERS: WIN BY IMPROVING PATIENT OUTCOMES Embrace and partner with surgeon thought leaders Harness transformative, clinically-validated innovation Differentiate core and biomaterials products Lead the way in digital surgery

Proven Executive Leadership Team



Terry Rich
President & CEO



Jon Singer
Chief Financial & Operating Officer



Scott Durall
Chief Commercial Officer



Robert Watkins
Chief Technology Officer



Kris Siemionow
Chief Medical Officer



Doug Bireley
EVP, Marketing and R&D



G. Bryan Cornwall
EVP, Research & Clinical Affairs



Enrico Sangiorgio
EVP, International



Renu Menezes
EVP, Human Resources



Josh DeRienzis
General Counsel & Corporate Secretary

Doug Bireley, EVP, Marketing and R&D Portfolio overview Innovation road map 11Doug Bireley, EVP, Marketing and R&D Portfolio overview Innovation road map 11

Portfolio Assessment – Procedural Coverage

- Strong product coverage by procedure type
  - Products cover 87% of core spine surgeries
  - Biomaterial offering covers 70% of spine-related uses

- Balanced performance between U.S. / Intl. markets

GLOBAL SPINE HARDWARE MARKET, $12B



Biologics
Open/MIS
Spinal Bone Stimulators
VCF
Motion Preservation
IBF
Cervical Fixation

Surgalign Portfolio – (red denotes gap)

SURGALIGN REVENUE 2020 YTD
(DOMESTIC VS INTERNATIONAL, MRQ)



Domestic 83%
International 17%

Source: 2019 SmartTRAK

12

Portfolio Assessment – Short Term Opportunities +14.5% +5.2% +20.0% 3D printed Ti Cage Market Biomaterials Market International Market 13Portfolio Assessment – Short Term Opportunities +14.5% +5.2% +20.0% 3D printed Ti Cage Market Biomaterials Market International Market 13

Pipeline Strategy

Surgalign

- Develop best-in-class posterior screw system
- Compete in traditional Lateral & ATP space
- Build upon our **#2 position in SI Joint**
- Expand differentiated BioMaterials portfolio
- Create seamless integration with Holosurgical Digital Platform


BRIGHT GOLD
SVA
PT
PI

Source: 2020 Orthostreams.com

14

Organizational Capabilities R&D Centers of Excellence in San Diego, CA & Wurmlingen, Germany Digital Surgery Innovation Center in Warsaw, Poland Harness new capabilities in artificial intelligence and predictive analytics via Holosurgical Digital Platform Align our efforts with the best surgeon KOLs in the field of Spine 15Organizational Capabilities R&D Centers of Excellence in San Diego, CA & Wurmlingen, Germany Digital Surgery Innovation Center in Warsaw, Poland Harness new capabilities in artificial intelligence and predictive analytics via Holosurgical Digital Platform Align our efforts with the best surgeon KOLs in the field of Spine 15

G. Bryan Cornwall, PhD, MBA, PEng EVP, Research & Clinical Affairs Research Strategy Surgeon Education 16G. Bryan Cornwall, PhD, MBA, PEng EVP, Research & Clinical Affairs Research Strategy Surgeon Education 16

Research Strategy Positive MDR audit & certificate Focus on clinical outcomes: >100 coflex, HPS, Holo, etc. Leverage previous research experience for future Holosurgical Digital Platform publication strategy 17Research Strategy Positive MDR audit & certificate Focus on clinical outcomes: >100 coflex, HPS, Holo, etc. Leverage previous research experience for future Holosurgical Digital Platform publication strategy 17

Surgeon Education Design Center of Excellence in San Diego, CA Digital platform intuitive design Holosurgical Digital Platform driver for procedural solutions = very important for Surgeon Education & Clinical Research 18Surgeon Education Design Center of Excellence in San Diego, CA Digital platform intuitive design Holosurgical Digital Platform driver for procedural solutions = very important for Surgeon Education & Clinical Research 18

Commercial Scott Durall, Chief Commercial Officer 19Commercial Scott Durall, Chief Commercial Officer 19

Commercial Strategy CURRE NT Top-10 market share Pure-play, standalone spine company Broad hospital/IDN/GPO contractual access Multiple specialized sales teams Separate/conflicting distribution channels Product portfolio gaps 20Commercial Strategy CURRE NT Top-10 market share Pure-play, standalone spine company Broad hospital/IDN/GPO contractual access Multiple specialized sales teams Separate/conflicting distribution channels Product portfolio gaps 20

Commercial Strategy

Surgalign

FUTURE

- Salesforce expansion, integration & alignment
  - Surgeon & distributor penetration
- New product launches
  - Biomaterials
  - Ti Plus Interbodies
- ASC/outpatient procedural shift



21

Commercial Strategy Direct-to-Surgeon engagement - Digital Surgery Education & Training program o Comprehensive procedural solutions Full-line Distributors partners Expanded Hospital Access & Committed Purchasing Agreements 22Commercial Strategy Direct-to-Surgeon engagement - Digital Surgery Education & Training program o Comprehensive procedural solutions Full-line Distributors partners Expanded Hospital Access & Committed Purchasing Agreements 22

Commercial Enrico Sangiorgio, EVP International 23Commercial Enrico Sangiorgio, EVP International 23

International Business Outlook

PRIORITY MARKETS CAN DELIVER:

- Double-digit growth
- Healthy contribution margins
- Key Target Markets
  - Germany, UK, Italy, Spain, Australia,
  - Poland, Belgium, Taiwan, China, Vietnam, Mexico

POTENTIAL VALUE	3-YEAR CAGR
$1B	~20%

EUROPEAN OPERATIONS



Warsaw • Poland
- Holosurgical Augmented Reality & Artificial Intelligence

The Netherlands
- Specialist 3PL based out of the Netherlands

Wurmlingen • Germany
- Known as "Spine Valley"
- Houses our experienced R&D team
- Expertise in Motion Preservation

24

Optimized Sales Channel with unique product offering Fully direct: Germany, Poland and Belgium Semi-direct: UK, Spain, Italy and Australia Stocking distributors for rest of OUS 25 HPS 2.0 STREAMLINE F FORTILINK INTERBODY WITH TiPLUSOptimized Sales Channel with unique product offering Fully direct: Germany, Poland and Belgium Semi-direct: UK, Spain, Italy and Australia Stocking distributors for rest of OUS 25 HPS 2.0 STREAMLINE F FORTILINK INTERBODY WITH TiPLUS

Near term opportunities

- 11 Key product launches between Q4 2020 and Q2 2021
  - HPS 2.0 dynamic hybrid system
  - Streamline F both MIS and Open
  - TiPlus range
  - Tetrafuse (CE pending)
  - Streamline OCT (CE pending)




SVA
PT
PI

- Operational growth enablers
  - Complete unified Sales Force in Germany, Poland, Belgium and the UK
  - Restructuring of Asia business
  - One customer service




26

Dr. Kris Siemionow, MD, PhD Holosurgical Co-Founder HOLO Overview 27Dr. Kris Siemionow, MD, PhD Holosurgical Co-Founder HOLO Overview 27

HoloSurgical - A Digital Surgery Company Focused on Spine We have developed an AI-based platform technology applicable across ALL of orthopedics, soft tissue, and general surgery *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 28HoloSurgical - A Digital Surgery Company Focused on Spine We have developed an AI-based platform technology applicable across ALL of orthopedics, soft tissue, and general surgery *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 28

HoloSurgical – A Quick History In 2013 we started looking for better ways of doing CAS A quote from a surgeon in the audience really stuck with me: “Robots are blind and dumb so why would I want to use one” -Anonymous Spine Surgeon *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 29HoloSurgical – A Quick History In 2013 we started looking for better ways of doing CAS A quote from a surgeon in the audience really stuck with me: “Robots are blind and dumb so why would I want to use one” -Anonymous Spine Surgeon *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 29

Evolution of Surgery

- *The main barriers to the development of next generation MIS systems are* ***limited visualization*** *and a* ***lack of intelligence,*** *restricting functionality and prolonging surgery time.*

OPEN SURGERY





1950s-1990s

MIS & Navigation





1990s-2020s

ROBOTS



2010s-2020s

SURGERY 4.0
(Intelligent Surgery)

Augmented Reality

3D Real-Time Visualization

?

Smart Instruments / Next Gen Robotics

Artificial Intelligence

2020s +

*Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA

30

Holosurgical: Free Standing Surgical Guidance Platform The Holosurgical System is an advanced surgical guidance platform that combines: o 3D visualization o data analytics o artificial intelligence in order to: o improve outcomes o reduce surgical time o decrease complications *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 31Holosurgical: Free Standing Surgical Guidance Platform The Holosurgical System is an advanced surgical guidance platform that combines: o 3D visualization o data analytics o artificial intelligence in order to: o improve outcomes o reduce surgical time o decrease complications *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 31

HoloSurgical = we taught the computer anatomyHoloSurgical = we taught the computer anatomy

Once you teach the computer anatomyOnce you teach the computer anatomy

Everything is possible.Everything is possible.

PREDICTIVE ANALYTICS
AUGMENTED REALITY
AUTONOMOUS PLANNING
SMART INSTRUMENTS
AUTONOMOUS GUIDANCE
DIAGNOSTICS
PERSONALIZED 3D PRINTING
SMART ROBOTS
L1
PT
PI
TK
T1SPi
LL
TPA

Holosurgical Solutions: Complete Continuum of Care

Surgalign



PREOPERATIVE
OUTPATIENT SOLUTIONS

Diagnostics and Analytics
MRI/CT/Xray



INTRAOPERATIVE
SOLUTIONS



POSTOPERATIVE
OUTPATIENT SOLUTIONS

Diagnostics and Analytics
MRI/CT/Xray

*Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA

37

HOLO PROVIDES KEYS TO DIGITAL SURGERY 5 CAPABILITY 1. Automatic Image Processing/Segmentation 2. Smart Instruments 3. Augmented Reality + Advanced Visualization 4. Patient Specific Procedures 5. Artificial Intelligence + Predictive Analytics *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDAHOLO PROVIDES KEYS TO DIGITAL SURGERY 5 CAPABILITY 1. Automatic Image Processing/Segmentation 2. Smart Instruments 3. Augmented Reality + Advanced Visualization 4. Patient Specific Procedures 5. Artificial Intelligence + Predictive Analytics *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA

Surgalign

1 Automatic Image Processing/Segmentation

- Autonomous Spine Level Identification and Separation
  - Driven by Machine Learning Algorithms*
- Advantages of AI algorithms at work
  - Algorithm learned how to identify spinal levels
    - Automatically recognizes cervical, thoracic, lumbar segments
    - Automatically assigns a level
      - E.g. S1 versus L5



*patent pending

*Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA

39

Smart Instruments 2 Laminectomy + Smart Burr Pre Resection Post Resection Stop Stop Computer simulated resection planes *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 40Smart Instruments 2 Laminectomy + Smart Burr Pre Resection Post Resection Stop Stop Computer simulated resection planes *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 40

Augmented Reality + Advanced Visualization 3 TM TM ARAI System Summary: “Smart X-Ray Vision ” Smart Guidance X-Ray Vision (Artificial (Augmented Intelligence Reality Software) Software) *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 41Augmented Reality + Advanced Visualization 3 TM TM ARAI System Summary: “Smart X-Ray Vision ” Smart Guidance X-Ray Vision (Artificial (Augmented Intelligence Reality Software) Software) *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 41

Patient Specific Procedures via Robust Software Application 4 Scoliosis Segmentation Revolutionize Personalized 3D Printing Bone Density Disc Segmentation Congenital Scoliosis Idiopathic Scoliosis Extra bone! 42Patient Specific Procedures via Robust Software Application 4 Scoliosis Segmentation Revolutionize Personalized 3D Printing Bone Density Disc Segmentation Congenital Scoliosis Idiopathic Scoliosis Extra bone! 42

Artificial Intelligence + Predictive Analytics 5 AI has potential for a wide range of applications: Case specific implant delivery Auto identifies implant size, bone density, volume, parameters Reduces wrong level surgery Guides smart instrument on where to perform procedure Essential for personalized surgery Improved surgical execution 43Artificial Intelligence + Predictive Analytics 5 AI has potential for a wide range of applications: Case specific implant delivery Auto identifies implant size, bone density, volume, parameters Reduces wrong level surgery Guides smart instrument on where to perform procedure Essential for personalized surgery Improved surgical execution 43

Surgical Workflow There are multiple options for seamless integration into the surgeon’s existing workflow AR-Based 3D Autonomous Autonomous Pre-op Intra-op Surgery with OPTION 1 Software Registration and Scan Scan Autonomous Planning Anatomy I.D. Guidance AR-Based 3D Autonomous Autonomous Surgery with Intraop OPTION 2 Software Registration and Autonomous Scan Planning Anatomy I.D. Guidance *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 44Surgical Workflow There are multiple options for seamless integration into the surgeon’s existing workflow AR-Based 3D Autonomous Autonomous Pre-op Intra-op Surgery with OPTION 1 Software Registration and Scan Scan Autonomous Planning Anatomy I.D. Guidance AR-Based 3D Autonomous Autonomous Surgery with Intraop OPTION 2 Software Registration and Autonomous Scan Planning Anatomy I.D. Guidance *Holosurgical Digital Platform and ARAI Technology have not been evaluated by the FDA 44

HoloSurgical = we taught the computer anatomyHoloSurgical = we taught the computer anatomy

Once you teach the computer anatomyOnce you teach the computer anatomy

Everything is possibleEverything is possible

Everything is possibleEverything is possible

Everything is possibleEverything is possible

Everything is possibleEverything is possible

Everything is possibleEverything is possible

Jon Singer Chief Financial & Operating Officer Financial Overview 52Jon Singer Chief Financial & Operating Officer Financial Overview 52

Key Accomplishments for 2020 Completed separation from OEM and established SRGA as a global pure-play spine company Navigated global COVID-19 business impact Built a world class leadership team Designed New Product Road Map Initiated Salesforce integration Acquired a leading position in the future of digital spine surgery 53Key Accomplishments for 2020 Completed separation from OEM and established SRGA as a global pure-play spine company Navigated global COVID-19 business impact Built a world class leadership team Designed New Product Road Map Initiated Salesforce integration Acquired a leading position in the future of digital spine surgery 53

Milestones for 2021 Complete Salesforce integration and continue optimization Accelerate our innovation agenda FDA Clearance of Holo technology Launch multiple IRB sites to build clinical evidence and to continue development of intelligent surgery Return to growth – position us for attractive double-digit growth in 2022 and beyond 54Milestones for 2021 Complete Salesforce integration and continue optimization Accelerate our innovation agenda FDA Clearance of Holo technology Launch multiple IRB sites to build clinical evidence and to continue development of intelligent surgery Return to growth – position us for attractive double-digit growth in 2022 and beyond 54

Multiple Drivers of Growth Portfolio refresh and new product introductions Reinforce commitment to clinical evidence Strengthen distributor integration and leverage superior contractual access Leverage international platform Holo launch, placements and product pull-through Opportunistic distribution, license and acquisition opportunities 55Multiple Drivers of Growth Portfolio refresh and new product introductions Reinforce commitment to clinical evidence Strengthen distributor integration and leverage superior contractual access Leverage international platform Holo launch, placements and product pull-through Opportunistic distribution, license and acquisition opportunities 55

Key Financial Metrics REVENUE BY PRODUCT CATEGORY SURGALIGN REVENUE 2020 YTD (HARDWARE VS. BIOLOGICS, MRQ) (DOMESTIC VS INTERNATIONAL, MRQ) Domestic Hardware 83% 77% Biologics International 23% 17% 56Key Financial Metrics REVENUE BY PRODUCT CATEGORY SURGALIGN REVENUE 2020 YTD (HARDWARE VS. BIOLOGICS, MRQ) (DOMESTIC VS INTERNATIONAL, MRQ) Domestic Hardware 83% 77% Biologics International 23% 17% 56

2023 Targeted Metrics DOUBLE 10-13% 75% >50% ~ DIGIT R&D as a Revenue Growth Gross Margin Vitality Index % of Revenue 572023 Targeted Metrics DOUBLE 10-13% 75% >50% ~ DIGIT R&D as a Revenue Growth Gross Margin Vitality Index % of Revenue 57

Q & A 58Q & A 58